UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2014

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)	Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operation and Financial Condition.

On November 10, 2014, First United Corporation (the “Company”) issued a press release describing its financial results for the three and nine months ended September 30, 2014. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On November 13, 2014, the United States Department of the Treasury (the “Treasury”) announced that it intends to auction 30,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, liquidation preference $1,000 per share (the “Series A Shares”), to qualified bidders (the “Auction”) on or about November 17, 2014. The Series A Shares were issued to the Treasury on January 30, 2009 as part of the Company’s participation in the Troubled Asset Relief Program Capital Purchase Program.

In connection with the Auction, the Company intends to enter into a Placement Agency Agreement, to be effective November 17, 2014 (the “Agreement”), with the Treasury and Sandler O’Neill & Partners Corp. and Stifel, Nicolaus & Company, Incorporated (collectively, the “Placement Agents”). The Company will not participate in the Auction but entered into the Agreement for the purpose of making certain customary representations, warranties and disclosures about itself, its bank subsidiary, First United Bank & Trust, and the Series A Shares to the Treasury and the Placement Agents for use in the Auction. Among other things, the Company will disclose that it intends to apply for regulatory approval to redeem, repurchase or exchange up to 10,000 Series A Shares in the next 12 months.

This report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers of this report should be aware of the speculative nature of “forward-looking statements.” Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “should”, “expect”, “believe”, “intend”, and similar expressions, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which the Company operates, and they are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in this report; general economic, market, or business conditions; changes in interest rates, deposit flow, the cost of funds, and demand for loan products and financial services; changes in the Company’s competitive position or competitive actions by other companies; changes in the quality or composition of the Company’s loan and investment portfolios; the Company’s ability to manage growth; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the Company’s control. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company’s business or operations. These and other risks are discussed in detail in the periodic reports that the Company files with the Securities and Exchange Commission. Except as required by applicable laws, the Company does not intend to publish updates or revisions of any forward-looking statements that it makes to reflect new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: November 14, 2014	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
President and Chief Financial
Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 10, 2014 (furnished herewith)

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